STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	19
Beginning Date of Collection Period	22-Sep-03
End Date of Collection Period	19-Oct-03
Distribution Date	20-Oct-03
Previous Distribution Date	22-Sep-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	34,906,488.29
Principal Collections	30,450,251.64
Collections of Interest (net of Servicing Fee and principal recoveries)	4,165,466.76
Servicing fee	248,076.43
Principal recovery	42,693.46
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	34,906,488.29
Interest Paid to Certificates	483,865.77
Principal Paid to Certificates	31,182,093.95
Equity Certificate	2,992,452.14
Servicing Fee	248,076.43

Balance Reconciliation

Begin Principal Balance	595,383,426.02
Principal Collections (including repurchases)	30,450,251.64
Charge off Amount	731,842.31
End Principal Balance	564,201,332.07

Collateral Performance
Cash Yield (% of beginning balance)	8.90%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.39%
Net Yield	7.51%

Delinquent Loans
30-59 days principal balance of loans	23,054,084.97
30-59 days number of loans	230
60-89 days principal balance of loans	4,296,360.79
60-89 days number of loans	45
90+ days principal balance of loans	20,030,370.74
90+ days number of loans	220

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,636
Number outstanding end of period	6,330
Number that went into REO	10
Principal Balance that went into REO	1,279,828.11

Overcollateralization
Begin OC Amount	191,413,823.00
OC Release Amount	0.00
Extra Principal Distribution	0.00
End OC Amount	191,413,823.00

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.01
Interim OC Deficiency	0.00

Monthly Excess Cashflow	2,992,452.14

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	36.79%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.49000%
Class A Pass-Through Rate	1.49000%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.94000%
Class M Pass-Through Rate	1.94000%
Available Funds Cap	11.04996%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.232762
2. Principal Distribution per $1,000	30.770781
3. Interest Distribution per $1,000	0.461981

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49000%
2. Days in Accrual Period	28

3. Class A Interest Due	416,138.72
4. Class A Interest Paid	416,138.72
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	359,084,224.47
2. Class A Principal Due	27,717,427.10
3. Class A Principal Paid	27,717,427.10
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	331,366,797.37

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.5873201

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.372286
2. Principal Distribution per $1,000	30.770781
3. Interest Distribution per $1,000	0.601505

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.94000%
2. Days in Accrual Period	28

3. Class M Interest Due	67,727.05
4. Class M Interest Paid	67,727.05
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	44,885,378.55
2. Class M Principal Due	3,464,666.85
3. Class M Principal Paid	3,464,666.85
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	41,420,711.70

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0734148